UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020 (April 20, 2020)

KIMCO REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, New York 11753
(Address of Principal Executive Offices, and Zip Code)

(516) 869-9000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, $1.00 par value per share.	KIMprM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 20, 2020 and April 24, 2020, Kimco Realty Corporation (the “Company”) entered into separate amendments to the term loan credit agreement dated as of April 1, 2020 (the “Existing Credit Agreement” and as amended by the Amendments (as defined below), the “Amended Credit Agreement”), among the Company, Wells Fargo Bank, National Association, as administrative agent and certain other lenders party thereto. Pursuant to the first amendment dated April 20, 2020 (“Amendment No.1”) the Company borrowed incremental term loans in an aggregate principal amount of $195,000,000, and pursuant to the second amendment dated April 24, 2020 (“Amendment No.2” and together with Amendment No. 1, the “Amendments” and the incremental term loans incurred pursuant thereto, the “New Term Loans”) the Company borrowed incremental term loans in an aggregate principal amount of $20,000,000. The aggregate principal amount of term loans outstanding as of the date hereof pursuant to the Amended Credit Agreement is $590,000,000.

The New Term Loans were incurred pursuant to and in compliance with the provisions of Section 10.08 of the Credit Agreement and are subject to the same terms as the term loans previously incurred pursuant to the Existing Credit Agreement in all respects.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01    Regulation FD Disclosure.

On April 24, 2020, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 24, 2020, issued by Kimco Realty Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: April 24, 2020	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen Title: Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 24, 2020, issued by Kimco Realty Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).